Nuveen Strategic Municipal Opportunities Fund	Ticker Class A–NSAOX Class C–NSCOX Class I–NSIOX	31 July 2026

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated July 31, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Fund is to seek total return through income exempt from regular federal income taxes and capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 45 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-81 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Summary Prospectus

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.00%
Other Expenses
Interest and Related Expenses[2]	0.09%	0.09%	0.09%
Remainder of Other Expenses	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.85%	1.65%	0.65%

1 The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2 Includes interest expense and fees paid on Fund borrowings and/or interest and related expenses from inverse floaters.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I
1 Year	$384	$168	$66
3 Years	$563	$520	$208
5 Years	$757	$897	$362
10 Years	$1,317	$1,954	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. Regular federal personal income tax is different from, and does not include, the federal alternative minimum tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax on individuals.

The Fund may invest in bonds of any maturity. Under normal market conditions, the Fund expects to maintain a weighted average effective duration of no more than 15 years. Effective duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments, final maturity and, in the case of a bond with an embedded option (e.g., the right of the issuer to call the bond prior to maturity, or a sinking fund schedule), the probability that the option will be exercised.

The Fund may invest in municipal bonds of any credit quality, and may invest without limitation in securities rated below investment grade or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 20% of its net assets in taxable debt obligations, including taxable municipal bonds and U.S. Treasury securities.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure.

The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in the types of securities in which the Fund may invest directly.

The Fund may utilize the following derivatives: futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps, and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses top-down and bottom-up analysis to identify risks and opportunities presented by macro-economic conditions and technical specifics of the municipal market, and to identify municipal bonds that it believes are attractive. The sub-adviser may tactically adjust credit, duration and sector exposures in an attempt to manage risk or achieve additional return. The sub-adviser may choose to sell municipal bonds with deteriorating credit quality or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax on individuals.

Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund may invest without limitation in high yield securities, the Fund's credit risks are greater than those of funds that buy only investment grade securities. Also, the Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Defaulted Bond Risk—Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, the Fund may lose its entire investment.

Derivatives Risk—The use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments and involves transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.

Income Risk—The Fund's income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the municipal bond market, making it more difficult for the Fund to sell municipal bonds. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically have more sensitivity to changes in interest rates, be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system inability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Fund’s assets can decline.

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. Municipal bonds may also be thinly traded or have a limited trading market, making it difficult for the Fund to value the bonds accurately. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the reduced presence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume. The Fund may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. Accordingly, revenue bonds, which may be repaid only from a specific facility or source, are subject to more economic risk than general obligation bonds, which may be repaid from any revenue source. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

Other Investment Companies Risk—When the Fund invests in other investment companies, including ETFs, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and U.S. Treasury securities, as well as certain derivatives utilized by the Fund, may cause the Fund to have taxable investment income.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Government Securities Risk—Securities issued by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Not all U.S. government debt securities are guaranteed by the U.S. government; some are backed only by the issuing agency, which must rely on its own resources to repay the securities.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories. The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities.

Valuation Risk—The sales price the Fund could receive for any particular municipal bond may differ from the Fund’s valuation of the investment, particularly for municipal bonds that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*Class A year-to-date total return as of June 30, 2026 was 2.79%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2025, the Fund’s highest and lowest quarterly returns were 7.48%
and -7.01%, respectively, for the quarters ended December 31, 2023 and March 31, 2022.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2025
	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	12/16/14	(0.17)%	0.18%	2.86%
Class A (return after taxes on distributions)		(0.28)%	(0.09)%	2.64%
Class A (return after taxes on distributions and sale of Fund shares)		1.49%	0.75%	2.80%
Class C (return before taxes)	12/16/14	2.21%	(0.01)%	2.53%
Class I (return before taxes)	12/16/14	3.17%	1.01%	3.39%
S&P Municipal Bond Index[1]
(reflects no deduction for fees, expenses or taxes)		4.26%	1.06%	2.44%
Lipper General & Insured Municipal Debt Funds Classification Average[2]
(reflects no deduction for taxes or sales loads)		3.35%	0.56%	2.13%

[1]	An index designed to measure the performance of the tax-exempt U.S. municipal bond market.
[2]	Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Timothy T. Ryan, CFA	Managing Director	December 2014
Daniel J. Close, CFA	Senior Managing Director and Head of Nuveen Municipals	April 2023
Stephen J. Candido, CFA	Managing Director	April 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund directly from the Fund (for certain share classes) or through a financial advisor or other financial intermediary on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	Available only through certain financial intermediaries or, for Class A, by contacting the Fund directly as described in the prospectus. $2,500 for all accounts

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal income tax. However, all or a portion of these distributions may be subject to the federal alternative minimum tax and state and local taxes on individuals. In addition, a portion of the Fund's distributions, including any capital gains, may be subject to regular federal and state income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MPM-SMOPS-0726P